                                                                   EXHIBIT 99.1

                                                        Hewlett-Packard Company
----                                                    3000 Hanover Street
NEWS                         [HP INVENT LOGO]           Mail Stop 1048
----                                                    Palo Alto, CA 94304
                                                        www.hp.com

Editorial Contacts:       HP REPORTS SECOND QUARTER RESULTS         PR051402GP67

Dave Berman, HP           o Revenue Declines 7% Sequentially
+1 650 857 7277           o Pro Forma Gross Margin Increases 1.8 PPT
dave_berman@hp.com          Sequentially
                          o Pro Forma EPS of $0.25
                          o Cash from Operations of $2.1 Billion
Rebeca Robboy, HP
+1 650 857 2064
rebeca_robboy@hp.com


PALO ALTO, Calif., May 14, 2002--HP (NYSE:HPQ) today reported its financial results for its second fiscal quarter ended April 30, 2002, the company's last pre-merger earnings report.

The company reported second quarter revenue of $10.6 billion compared to $11.4 billion in its first fiscal quarter. Sequentially, pro forma revenue declined 7%, while gross margin increased from 26.9% to 28.7%. The company generated cash from operations of $2.1 billion for the quarter. Pro forma operating expenses were essentially flat on a sequential basis and were 22.2% of net revenue.

Pro forma earnings per share (EPS) for the quarter was 25 cents, in line with current consensus analyst estimates, compared to 29 cents in the first quarter and 17 cents in the year-ago period, excluding acquisition-related charges, in-process research and development charges, amortization of goodwill and purchased intangibles, restructuring charges and investment losses.

Including these items, reported GAAP EPS before an extraordinary item was 12 cents per diluted share, compared to 25 cents last quarter and 2 cents in the year-ago quarter.

May 14, 2002
Page 2


U.S. revenue for the second quarter was down 11% sequentially and 16% year-over-year. Revenue from outside the U.S. was down 4% both sequentially and year-over-year. In Europe, revenue was down 6% sequentially, but up 2% year-over-year, the only region of the world to show year-over-year improvement. Asia Pacific was down 2% sequentially and down 13% year-over-year. Latin America was up 3% sequentially and down 12% year-over-year.

"We stayed focused and executed well during a difficult quarter," said Carly Fiorina, HP chairman and chief executive officer. "The IT spending environment remains tough around the world. On top of this, in the final weeks of the quarter, 400 senior managers were named to their assignments in the new HP, and we were involved in a highly visible lawsuit. While there was real potential for distraction, HP delivered.

"Weakness in our computing systems business, embedded and personal systems business and our consulting services business persisted in the second quarter, but was offset by solid performance in our imaging and printing and IT outsourcing and support businesses.

"Despite the tough enterprise spending environment, during the quarter HP held its own relative to our competitors in key segments of the enterprise market, including UNIX servers, storage and printing. While revenues in our consumer business were down slightly, operating profit for the business was strong with all regions of the world posting profitable results.

"Continued focus on cost structure and expense management resulted in significant gross margin improvement led by our imaging and printing business.

"Meanwhile, our ongoing efforts to aggressively manage the balance sheet are paying off. We again reduced inventory by almost $500 million in the quarter. Cash flow from operations was a healthy $2.1 billion for the quarter, and we exit the period with nearly $9 billion in cash and short-term investments.

"Today, we announced HP employees will receive a Company Performance Bonus for the first time in 18 months. Looking back at our performance during the first-half of our fiscal year, there is a lot to be proud of. Nevertheless, we are realistic about the hard work ahead of us," said Fiorina.

May 14, 2002
Page 3


BUSINESS SEGMENT RESULTS

IMAGING AND PRINTING SYSTEMS

Revenue in HP's imaging and printing systems segment, which includes printer hardware, digital imaging devices and associated supplies, decreased 4% sequentially reflecting normal seasonal patterns. Demand continued to be strong in the second quarter for All-in-one devices (AIOs), Photosmart printers and low-end LaserJet printers resulting in supply constraints in these product categories.

Supplies revenue grew 5% sequentially and 10% year-over-year driven by the continuing increase in HP's installed base and growth in ink-intensive digital imaging solutions and applications.

Operating margin for the segment was 15.7%, compared to 14.6% last quarter and 7.4% in the second quarter of last year. The sequential operating margin increase reflects a higher mix of supplies revenue, a favorable Yen and strong market demand for home and digital imaging products.

EMBEDDED AND PERSONAL SYSTEMS

The embedded and personal systems segment includes commercial desktop PCs, home PCs, notebooks and personal appliances (smart handhelds and DVD+RW drives).

While revenue in this segment declined 13% sequentially overall, sequential commercial and consumer notebook revenue was up 17% and 10%, respectively, and HP's consumer PC business posted another profitable quarter.

Operating margin was negative 4.9%, compared to breakeven last quarter and negative 3.4% a year ago, reflecting tough competition, lower volumes and rising component costs.

COMPUTING SYSTEMS

The computing systems segment includes workstations and a broad range of Internet infrastructure systems and solutions for business, including UNIX(R) and IA-32 based servers, storage and software solutions.

May 14, 2002
Page 4


Revenue in this segment declined 6% sequentially. Operating margin was negative 12.7%, compared to negative 8.0% last quarter and negative 5.2% a year ago, continuing to reflect a highly competitive market and weak global demand.

During the quarter, HP gained share in UNIX servers, even as revenue was down 4% sequentially. The company lost share in industry standard servers, where revenue declined 13% sequentially in anticipation of changes to HP's industry standard server product line-up going forward.

IT SERVICES

The IT services segment includes support, outsourcing and consulting services. Revenue for the segment declined 6% sequentially.

Support revenue was down 3% sequentially. Even so, support continues to generate its strong, historic levels of operating profit for the IT services segment.

Outsourcing revenue was flat sequentially and up 19% year-over-year, outpacing market growth. Outsourcing continues to be the fastest growing category in IT Services.

Consulting was down 15% sequentially and continues to be impacted by a slowdown in IT project spending as customers focus on integrating and optimizing existing IT investments rather than embarking on new initiatives.

Operating margin for the IT Services segment was 11.1%, compared to 13.0% for the last quarter and 11.3% for the same period last year.

FINANCING

Revenue was down 7% sequentially, reflecting lower hardware sales and conservative financing policies. The financing business posted a negative 2.5% operating margin this quarter, compared to negative 2.0% last quarter and negative 7.4% in the same period a year ago.

May 14, 2002
Page 5


ASSET MANAGEMENT

Cash generated from operations for the quarter was $2.1 billion. Inventory declined by almost $500 million during the quarter and was 9.3% of revenue, down from 10.1% last quarter and down from 12.3% a year ago. Trade receivables were 9.1% of revenue compared to 9.4% in the previous quarter and 10.4% a year ago. Net property, plant and equipment was 10.0% of revenue compared to 9.9% last quarter and 9.3% a year ago.

OUTLOOK

"While a muted recovery in the second half is still possible, we are not counting on meaningful improvement in IT spending until 2003," said Fiorina.

Guidance for the combined company will be provided at HP's Security Analyst Meeting on Tuesday, June 4, 2002.

More information on this quarter's earnings is available on HP's Investor Relations site at http://www.hp.com/hpinfo/investor/quarters/quarters.html

ABOUT HP

HP is a leading global provider of products, technologies, solutions and services to consumers and businesses. The company's offerings span IT infrastructure, personal computing and access devices, global services and imaging and printing. HP merged with Compaq Computer Corp. on May 3, 2002. The merged company had combined revenue of approximately $81.7 billion in fiscal 2001 and operations in more than 160 countries. More information about HP is available at http://www.hp.com.

May 14, 2002
Page 6

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                   (Unaudited)
                     (In millions except per share amounts)

                                                    Three months ended
                                                         April 30,           Percent
                                                    -------------------      increase/
                                                     2002        2001(a)    (decrease)
                                                    ------      -------     ----------
Net revenue                                       $ 10,621     $ 11,668         (9)

Cost of sales                                        7,583        8,738
                                                  --------     --------

Gross margin                                         3,038        2,930

Operating expenses:
  Research and development                             742          706
  Selling, general and administrative                1,864        1,881
  Restructuring charges                                 18           -
                                                  --------     --------
      Total operating expenses                       2,624        2,587          1
                                                  --------     --------

Earnings from operations                               414          343         21

Interest and other, net                                (45)          39
Net investment losses                                   16           -
Litigation settlement                                   -           400
                                                  --------     --------

Earnings before extraordinary item and taxes           353          (18)        NM

Provision (benefit) for taxes                          115          (53)
                                                  --------     --------

Net earnings before extraordinary item                 238           35        580

Extraordinary item - gain on early
 extinguishment of debt, net of taxes                   14           12
                                                  --------     --------

Net earnings                                      $    252     $     47        436
                                                  ========     ========

Basic net earnings per share:
  Net earnings before extraordinary item          $   0.12     $   0.02
  Extraordinary item - gain on early
    extinguishment of debt, net of taxes              0.01           -
                                                  --------     --------
  Net earnings                                    $   0.13     $   0.02
                                                  ========     ========

Diluted net earnings per share:(b)
  Net earnings before extraordinary item          $   0.12     $   0.02
  Extraordinary item - gain on early
    extinguishment of debt, net of taxes              0.01           -
                                                  --------     --------
  Net earnings                                    $   0.13     $   0.02
                                                  ========     ========

Cash dividends declared per share                 $     -      $     -

Weighted-average shares used to compute net
earnings per share:
  Basic                                              1,955        1,935
  Diluted(b)                                         1,973        1,987

     NM - Not meaningful

     (a) Certain reclassifications have been made to prior year balances in order to conform to the current year presentation.

     (b) The calculation of diluted net earnings per share includes additional dilution from potential issuance of common stock, such as stock issuable pursuant to the exercise of stock options and the conversion of debt.

May 14, 2002
Page 7

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                   (Unaudited)
                     (In millions except per share amounts)

                                                      Six months ended
                                                         April 30,           Percent
                                                    -------------------      increase/
                                                     2002        2001(a)    (decrease)
                                                    ------      -------     ----------
Net revenue                                       $ 22,004     $ 24,066         (9)

Cost of sales                                       15,913       17,797
                                                  --------     --------

Gross margin                                         6,091        6,269

Operating expenses:
  Research and development                           1,420        1,410
  Selling, general and administrative                3,614        3,644
  Restructuring charges                                 18          102
                                                  --------     --------
      Total operating expenses                       5,052        5,156         (2)
                                                  --------     --------

Earnings from operations                             1,039        1,113         (7)

Interest and other, net                                (35)         136
Net investment losses                                   16          365
Litigation settlement                                   -           400
                                                  --------     --------

Earnings before extraordinary item,
 cumulative effect of change in
 accounting principle and taxes                        988          484        104

Provision for taxes                                    272           59
                                                  --------     --------

Net earnings before extraordinary item and
 cumulative effect of change in
 accounting principle                                  716          425         68

Extraordinary item - gain on early
 extinguishment of debt, net of taxes                   20           35

Cumulative effect of change in accounting
 principle, net of taxes(b)                              -         (272)
                                                  --------     --------

Net earnings                                      $    736     $    188        291
                                                  ========     ========

Basic net earnings per share:
  Net earnings before extraordinary item
   and cumulative effect of change in
   accounting principle                           $   0.37     $   0.22
  Extraordinary item - gain on early
   extinguishment of debt, net of taxes               0.01         0.02
  Cumulative effect of change in accounting
   principle, net of taxes(b)                            -        (0.14)
                                                  --------     --------
  Net earnings                                    $   0.38     $   0.10
                                                  ========     ========

Diluted net earnings per share:(c)
  Net earnings before extraordinary item
   and cumulative effect of change in
   accounting principle                           $   0.37     $   0.22
  Extraordinary item - gain on early
   extinguishment of debt, net of taxes               0.01         0.02
  Cumulative effect of change in accounting
   principle, net of taxes(b)                            -        (0.14)
                                                  --------     --------
  Net earnings                                    $   0.38     $   0.10
                                                  ========     ========

Cash dividends declared per share                 $   0.16     $   0.16


May 14, 2002
Page 8


Weighted-average shares used to compute net
earnings per share:
  Basic                                               1,948        1,934
  Diluted(c)                                          1,968        1,996

     (a) Certain reclassifications have been made to prior year balances in order to conform to the current year presentation.

     (b) HP adopted Securities and Exchange Commission Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements" in the fourth quarter of fiscal 2001, retroactive to November 1, 2000.

     (c) The calculation of diluted net earnings per share includes additional dilution from potential issuance of common stock, such as stock issuable pursuant to the exercise of stock options and the conversion of debt.

May 14, 2002
Page 9

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                      Excluding adjustments itemized below
                                   (Unaudited)
                     (In millions except per share amounts)

                                                    Three months ended
                                                          April 30,          Percent
                                                    -------------------      increase/
                                                     2002         2001      (decrease)
                                                    ------       ------     ----------
Net revenue                                       $ 10,621     $ 11,668         (9)

Cost of sales                                        7,575        8,738
                                                  --------     --------

Gross margin                                         3,046        2,930

Operating expenses:
  Research and development                             683          704
  Selling, general and administrative                1,679        1,834
                                                  --------     --------
    Total operating expenses                         2,362        2,538         (7)
                                                  --------     --------

Earnings from operations                               684          392

Interest and other, net                                (45)          39
                                                  --------     --------

Earnings before extraordinary item
 and taxes                                             639          431         48

Provision for taxes                                    141           95
                                                  --------     --------

Net earnings before extraordinary item            $    498     $    336         48
                                                  ========     ========

Net earnings per share before extraordinary
 item:
  Basic                                           $   0.25     $   0.17
  Diluted                                         $   0.25     $   0.17

Weighted-average shares used to compute net
 earnings per share:
  Basic                                              1,955        1,935
  Diluted                                            1,973        1,987

The pro forma amounts above have been adjusted to exclude the following items:

Cost of sales:
  Amortization of purchased intangible assets     $      8     $     -

Operating expenses:
  Amortization of goodwill and purchased
   intangible assets                                    45           49
  Acquisition-related charges                          140           -
  In-process research and development charges           59           -
  Restructuring charges                                 18           -
                                                  --------     --------
    Total adjustments to operating expenses            262           49

Net investment losses                                   16           -

Litigation settlement                                   -           400

Income tax effect                                      (26)        (148)
                                                  --------     --------

Total pro forma adjustments                       $    260     $    301
                                                  ========     ========

May 14, 2002
Page 10


                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                      Excluding adjustments itemized below
                                   (Unaudited)
                     (In millions except per share amounts)

                                                      Six months ended
                                                          April 30,          Percent
                                                    -------------------     increase/
                                                     2002         2001      (decrease)
                                                    ------       ------     ----------
Net revenue                                       $ 22,004     $ 24,066         (9)

Cost of sales                                       15,900       17,797
                                                  --------     --------

Gross margin                                         6,104        6,269

Operating expenses:
  Research and development                           1,361        1,389
  Selling, general and administrative                3,346        3,546
                                                  --------     --------
    Total operating expenses                         4,707        4,935         (5)
                                                  --------     --------

Earnings from operations                             1,397        1,334          5

Interest and other, net                                (35)         136
                                                  --------     --------

Earnings before extraordinary item, cumulative
 effect of change in accounting principle
 and taxes                                           1,362        1,470         (7)

Provision for taxes                                    300          322
                                                  --------     --------

Net earnings before extraordinary item and
 cumulative effect of change in accounting
 principle                                        $  1,062     $  1,148         (7)
                                                  ========     ========

Net earnings per share before extraordinary
 item and cumulative effect of change
 in accounting principle:
  Basic                                           $   0.55     $   0.59
  Diluted                                         $   0.54     $   0.58

Weighted-average shares used to compute net
 earnings per share:
  Basic                                              1,948        1,934
  Diluted                                            1,968        1,996

The pro forma amounts above have been
 adjusted to exclude the following items:

Cost of sales:
  Amortization of purchased intangible assets     $     13     $     -

Operating expenses:
  Amortization of goodwill and purchased
   intangible assets                                    90           75
  Acquisition-related charges                          178           25
  In-process research and development charges           59           19
  Restructuring charges                                 18          102
                                                  --------     --------
    Total adjustments to operating expenses            345          221

Net investment losses                                   16          365

Litigation settlement                                   -           400

Income tax effect                                      (28)        (263)
                                                  --------     --------

Total pro forma adjustments                       $    346     $    723
                                                  ========     ========

May 14, 2002
Page 11

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                  (In millions)

                                              April 30,         October 31,
                                                2002               2001
                                             -----------        -----------
                                             (unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                   $  8,741           $  4,197
  Short-term investments                           147                139
  Accounts receivable, net                       3,936              4,488
  Financing receivables, net                     2,216              2,183
  Inventory                                      4,017              5,204
  Other current assets                           4,798              5,094
                                              --------           --------

    Total current assets                        23,855             21,305

Property, plant and equipment, net               4,305              4,397

Long-term investments and other assets           6,120              6,882
                                              --------           --------

Total assets                                  $ 34,280           $ 32,584
                                              ========           ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable and short-term borrowings     $  1,618           $  1,722
  Accounts payable                               3,584              3,791
  Employee compensation and benefits             1,665              1,477
  Taxes on earnings                              1,688              1,818
  Deferred revenues                              1,943              1,867
  Other accrued liabilities                      3,334              3,289
                                              --------           --------

    Total current liabilities                   13,832             13,964

Long-term debt                                   4,442              3,729

Other liabilities                                1,045                938

Stockholders' equity                            14,961             13,953
                                              --------           --------

Total liabilities and stockholders' equity    $ 34,280           $ 32,584
                                              ========           ========

May 14, 2002
Page 12

                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                   (Unaudited)
                                  (In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below:

                                                    Three months ended
                                                          April 30,          Percent
                                                    -------------------      increase/
                                                     2002         2001(a)    (decrease)
                                                    ------       ------      ----------
Net revenue:

  Imaging and Printing Systems                    $  4,898     $  4,938         (1)
  Embedded and Personal Systems                      2,150        2,537        (15)
  Computing Systems                                  1,885        2,361        (20)
  IT Services                                        1,472        1,541         (4)
  Financing                                            318          365        (13)
  Other (b)                                              -           88         NM
                                                  --------     --------
     Total Segments                                 10,723       11,830
                                                  --------     --------

  Eliminations / Other                                (102)        (162)

     Total HP Consolidated                        $ 10,621     $ 11,668         (9)
                                                  ========     ========


Earnings from operations:

  Imaging and Printing Systems                    $    768     $    365        110
  Embedded and Personal Systems                       (106)         (85)       (25)
  Computing Systems                                   (240)        (122)       (97)
  IT Services                                          163          174         (6)
  Financing                                             (8)         (27)        70
  Other (b)                                              -          (13)        NM
                                                  --------     --------
     Total Segments                                    577          292
                                                  --------     --------

  Eliminations / Other                                (163)          51

     Total HP Consolidated                        $    414     $    343         21
                                                  ========     ========

     NM - Not meaningful
     (a) Certain reclassifications have been made to prior year balances to conform to the current year presentation.
     (b) Other consisted of the results of VeriFone prior to its divestiture in the third quarter of fiscal 2001.

May 14, 2002
Page 13


                    HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                   (Unaudited)
                                  (In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below:

                                                     Six months ended
                                                          April 30,          Percent
                                                    -------------------      increase/
                                                     2002        2001(a)     (decrease)
                                                    ------       ------      ----------
Net revenue:

  Imaging and Printing Systems                    $  9,994     $ 10,123         (1)
  Embedded and Personal Systems                      4,616        5,368        (14)
  Computing Systems                                  3,884        4,902        (21)
  IT Services                                        3,030        3,067         (1)
  Financing                                            660          728         (9)
  Other (b)                                              -          176         NM
                                                  --------     --------
     Total Segments                                 22,184       24,364
                                                  --------     --------

  Eliminations / Other                                (180)        (298)

     Total HP Consolidated                        $ 22,004     $ 24,066         (9)
                                                  ========     ========


Earnings from operations:

  Imaging and Printing Systems                    $  1,510     $  1,036         46
  Embedded and Personal Systems                       (110)        (151)        27
  Computing Systems                                   (400)         (64)      (525)
  IT Services                                          366          329         11
  Financing                                            (15)         (44)        66
  Other (b)                                              -          (41)        NM
                                                  --------     --------
     Total Segments                                  1,351        1,065
                                                  --------     --------

  Eliminations / Other                                (312)          48

     Total HP Consolidated                        $  1,039     $  1,113         (7)
                                                  ========     ========


     NM - Not meaningful
     (a) Certain reclassifications have been made to prior year balances to conform to the current year presentation.
     (b) Other consisted of the results of VeriFone prior to its divestiture in the third quarter of fiscal 2001.

                                      # # #


FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. Further, these forward-looking statements do not constitute new or amended overall financial guidance for HP, and any anticipated aggregate contract values referred to in this document do not independently provide a basis for determining the future timing or amount of revenue, gross margins or earnings. Application of assumptions to management and analyst estimates are for illustration only and do not provide guidance.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of earnings, revenues (including where the

May 14, 2002
Page 14


underlying contract has already been signed), or other financial items; any statements of the plans, strategies, and objectives of management for future operations; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include performance of contracts by customers and partners; employee management issues; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks that are described from time to time in HP's Securities and Exchange Commission reports, including but not limited to HP's annual report on Form 10-K, as amended on January 30, 2002, for the fiscal year ended October 31, 2001, HP's quarterly report on Form 10-Q for the quarter ended January 31, 2002 (as filed with the SEC on March 12, 2002) and subsequently filed reports.

HP assumes no obligation and does not intend to update these forward-looking statements.